                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                         DATA BROADCASTING CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

[eSIGNAL GRAPHIC]


                                   THE NEW
                          DATA BROADCASTING CORPORATION

                             ANALYSIS OF THE MERGER

            STOCKHOLDERS SHOULD READ OUR PROXY STATEMENT WHICH IS ON
           FILE WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU MAY
            GET OUR PROXY STATEMENT, INCLUDING THE MERGER AGREEMENT
          AND THE VOTING AGREEMENTS FOR FREE FROM THE SEC'S WEB SITE,
                                  www.sec.gov.


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[eSIGNAL GRAPHIC]

                                     AGENDA

-    Description of the Deal

-    Merger Benefits

-    Company Profiles

     -    Pearson

     -    FTAM

     -    DBC

-    Favorable Market Trends

-    The New Data Broadcasting

-    Merger Timetable


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[eSIGNAL GRAPHIC]

                             DESCRIPTION OF THE DEAL


- DBC to merge with FTAM (Financial Times Asset Management) a.k.a. Interactive Data Corporation, subsidiary of Pearson plc

-    DBC to issue approximately 56.4 million new shares to Pearson

-    Total shares outstanding after merger: approximately 91.5 million

-    Pearson ownership in DBC post merger: approximately 60%


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[eSIGNAL GRAPHIC]

                                 MERGER BENEFITS


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[eSIGNAL GRAPHIC]


                                 MERGER BENEFITS
                           ENHANCED FINANCIAL STRENGTH


-    Revenues up 3 times

-    Profitability (gross margin) up 4 times

-    Cash flow increases 7 times

-    Debt free with $40 million of cash

-    Increased tangible net worth from $142 million to $359 million

(ANNUALIZED PRO FORMA AS OF 9/30/99)


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[eSIGNAL GRAPHIC]

                                 MERGER BENEFITS
                         STRENGTHENED FINANCIAL POSITION

NEWLY MERGED DBC WILL HAVE 3X MORE REVENUES AND SIGNIFICANTLY IMPROVED GROSS MARGIN AND CASH FLOW.

[BAR GRAPH]

Revenues               Gross Margin                EBITDA
$110                     $ 52                        $11
$325                     $204                        $70


(US $ IN MILLIONS, ANNUALIZED PRO FORMA AS OF 9/30/99)


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
[eSIGNAL GRAPHIC]

                                 MERGER BENEFITS
                         STRENGTHENED FINANCIAL POSITION

DBC'S GROSS MARGIN AND CASH FLOW AS A PERCENTAGE OF REVENUES WILL BE SIGNIFICANTLY ENHANCED.

[BAR GRAPH]

GM%                    EBITDA%
47%                     10%
63%                     22%

(ANNUALIZED PRO FORMA AS OF 9/30/99)


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[eSIGNAL GRAPHIC]

                                 MERGER BENEFITS


-    SCALE

     - Creates a powerhouse with resources and reach to develop new products and potentially make strategic acquisitions

     -  Enhanced ability to succeed against traditional and emerging competitors


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[eSIGNAL GRAPHIC]


                                MERGER BENEFITS

-    CROSS-MARKETING

     -    Significant cross-selling opportunities across combined customer base

     - CMS's BondEdge fixed-income portfolio analytics products to be marketed to FTAM client base

     - InSite to be marketed to FTAM institutional customers and redistributors

     -    FTAM products to be marketed to BondEdge and InSite customers


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[eSIGNAL GRAPHIC]
                                 MERGER BENEFITS

-    INTERNATIONAL EXPANSION

     - New DBC will have the reach to market its products aggressively, globally

     - FTAM's international presence opens new opportunities for DBC businesses

     -    DBC to join FTAM in Pan-European expansion


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                                  GLOBAL REACH

              [PICTURE OF GLOBE SHOWING LOCATIONS OF GLOBAL REACH]

                       LOCATION OF SITES OF GLOBAL REACH
PRE-MERGER

NEW YORK            LONDON
LOS ANGELES
SAN FRANCISCO


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                                  GLOBAL REACH

              [PICTURE OF GLOBE SHOWING LOCATIONS OF GLOBAL REACH]

POST-MERGER
NEW YORK       BOSTON        CHICAGO          LOS ANGELES       SAN FRANCISCO
LONDON         DUBLIN        EDINBURGH        LUXEMBOURG
AUSTRALIA
TOKYO          MANILA        HONG KONG        SINGAPORE         CHANNEL ISLANDS
                             JOHANNESBURG


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[eSIGNAL GRAPHIC]

[eSIGNAL GRAPHIC]

                                 MERGER BENEFITS


-    FINANCIAL TIMES BRANDING OPPORTUNITIES

     Worldwide recognition of Financial Times brand should significantly enhance DBC's value proposition


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[eSIGNAL GRAPHIC]
                                 MERGER BENEFITS


-    PRODUCT ENHANCEMENT/INCREASED CONTENT

     - Information databases and resources are complementary with little overlap

     -    Product development can be accelerated

     -    FTAM data will enrich BondEdge, eSignal and InSite

     - DBC real-time data and technology will enable FTAM to respond better to market demands

     - DBC Internet capability will enable FTAM to accelerate development of B2B services


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[eSIGNAL GRAPHIC]

                                COMPANY PROFILES


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                                 [PEARSON LOGO]


                   Pearson is an international media company
                 with annual revenues of more than $4.8 billion
                        and 20,000 staff in 50 countries


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[FINANCIAL TIMES LOGO]
The leading source of international business and financial news

[PEARSON EDUCATION LOGO]

The world's largest education company

[PENGUIN BOOKS LOGO]

One of the world's most renowned English-language publishers

[PEARSON TELEVISION LOGO]

One of the leading independent international television producers

[RECOLETOS LOGO]

The leading Spanish media group


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[eSIGNAL GRAPHICS]

                              FTAM/INTERACTIVE DATA
                                     PROFILE


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[eSIGNAL GRAPHICS]


                                      FTAM
                                 TARGET MARKETS

                               [FTAM FLOW CHART]


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[eSIGNAL GRAPHICS]

                                      FTAM


- Leading supplier of value-added information services to $1.1 billion global post-trade market

-    Coverage of 3.5 million securities worldwide

-    Evaluates prices on 2.5 million fixed income securities

-    Specializes in 'hard to get' information


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[eSIGNAL GRAPHIC]

                                      FTAM
                            INSTITUTIONAL LEADERSHIP


-    8,000+ customers

-    100+ distribution relationships

-    40% estimated worldwide post-trade marketshare

     -    49 of top 50 U.S. banks

     -    50 of top 50 U.S. money management firms

     -    49 of top 50 U.S. brokerage houses

     -    50 of top 50 U.S. mutual fund groups


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[eSIGNAL GRAPHIC]

                                      FTAM
                            INSTITUTIONAL LEADERSHIP


-    Voted leading financial information vendor
     --Securities Operations Forum Annual Data Management Survey

     -    31 First-in-Class Awards

          -    Accuracy

          -    Reliability

          -    Coverage


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[eSIGNAL GRAPHIC]

                                DATA BROADCASTING
                                     PROFILE


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[eSIGNAL GRAPHIC]

                                DATA BROADCASTING
                            RETAIL MARKET LEADERSHIP


- America's leading provider of streaming real-time financial market data to traders and individual investors

     -    20,000+ Internet subscribers

     - eSignal(TM) voted "Best Real-Time Data System" in Technical Analysis of Stocks & Commodities magazine's Readers' Choice Awards


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[eSIGNAL GRAPHIC]

                                DATA BROADCASTING
                         INSTITUTIONAL MARKET LEADERSHIP


- Bond Edge(TM) : Market-leading software for fixed-income portfolio analytics and valuation

     -    500+ institutional investment firms

     -    Serving approximately 1 out of 2 U.S. users

- InSite(TM) : IP-delivered,real-time market information service for institutional investors

     - Bond commodity, equity, and FX data, news, research, analytics and technical charting

     -    1,200+ terminals


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[eSIGNAL GRAPHIC]

                               DATA BROADCASTING
                         HISTORY OF PRODUCT INNOVATION


- Marketwatch.COM (Nasdaq:MKTW), global financial news organization, #1 financial Web site

     -    4.3 million users

     -    DBC and CBS each own 32%

-    eSignal.COM, decision support tools for active traders and investors

     -    Windows-based "Active Push" streaming real-time market data and news

-    mySignal.COM (launch pending)

     -    Java-based streaming real-time market data


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[eSIGNAL GRAPHIC]

                                DATA BROADCASTING
                          HISTORY OF PRODUCT INNOVATION

- InSite, real-time, Internet-delivered market information service for institutions

- Internet Financial Network, owner of popular WhisperNumbers.com Web site (minority interest)

-    Agweb, electronic provider of agricultural data (minority interest)


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[eSIGNAL GRAPHIC]

                                  MARKET TRENDS


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[eSIGNAL GRAPHIC]
                             FAVORABLE MARKET TRENDS


-    Rising net worth of Baby Boom generation

-    Greater sophistication of retail investors

-    Globalization of markets

-    Growth in number of and cash inflows to mutual funds

-    Internet accelerating market change

-    Americanization of individual retirement funding


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[eSIGNAL GRAPHIC]

                             FAVORABLE MARKET TRENDS
                        GROWTH IN EQUITY TRADING VOLUMES


                               [BAR GRAPH]


- ONLINE TRADING ACCOUNTS FOR NEARLY 20% OF ALL EQUITY TRADES IN U.S., UP FROM NEARLY ZERO FOUR YEARS AGO.


Source: NYSE, Nasdaq


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[eSignal Graphic]

                            FAVORABLE MARKET TRENDS
                       GROWTH IN NUMBER OF ONLINE BROKERS

                                  [BAR GRAPH]

Sources: Securities Industry Association; Gomez Advisors, Inc.; Interactive Data


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[eSignal Graphic]


                             FAVORABLE MARKET TRENDS
                         INCREASING SHARE OF SECURITIES
                             IN HOUSEHOLD INVESTING


                                  [BAR GRAPH]

- PERCENT OF LIQUID ASSETS AMERICANS HOLD IN SECURITIES HAS RISEN TO MORE THAN 70% FROM LESS THAN 50% IN 1980.

- BY 2000, MORE THAN 80 MILLION INDIVIDUALS EXPECTED TO OWN STOCKS, DIRECTLY OR INDIRECTLY.


Sources: Securities Industry Association;
         Federal Reserve Flow of Funds


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[eSignal Graphic]


                            FAVORABLE MARKET TRENDS
                     GROWTH IN NUMBER OF U.S. MUTUAL FUNDS


                                  [BAR GRAPH]


Source:  Investment Company Institute
         Data through November 1999


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[eSignal Graphic]

                            FAVORABLE MARKET TRENDS
                    NET NEW CASH FLOW INTO U.S. MUTUAL FUNDS


                                  [BAR GRAPH]

Source:  Investment Company Institute
         Data through November 1999


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[eSignal Graphic]

                            THE NEW DATA BROADCASTING

-    Positive industry growth trends

-    Financial strength/scale

-    Market-leading product platforms

     -    Institutional: FTAM products, BondEdge, InSite

     -    Retail: eSignal

-    Powerful branding opportunities

-    Global reach

-    Increased content and marketshare


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[eSignal Graphic]

                                MERGER TIMETABLE

Record date                                    January 10, 2000
Shareholder meeting and vote                   February 23, 2000
Merger Completed (approximately)               February 29, 2000


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[eSignal Graphic]

                                   SAFE HARBOR


- This presentation includes forward-looking statements that involve a number of risks and uncertainties, and actual results may differ materially. Factors that could cause actual results to differ include the actions of competitors with greater financial resources or technological capacities, changes in technology that could affect the competitiveness of DBC's products and services, the failure of customers or suppliers to have successfully completed their year 2000 projects, developments in the securities markets that might lower demand for DBC's products, consolidation in the financial services industry that could erode the company's customer base, the inability to retain key employees after the merger, the inherent possibility of events causing unanticipated technology performance interruptions, and other risk factors listed in the company's 10-K and 10-Q reports, Notice of Annual Meeting and Proxy Statement, and other filings with the Securities and Exchange Commission.


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
Contact:          Steven G. Crane
                  Chief Financial Officer
                  Data Broadcasting Corporation
                  212.502.6200

                  Cecilia A. Wilkinson/Kristin Bruno
                  Pondel/Wilkinson Group
                  310.207.9300
                  E-mail: investor@pondel.com

                                                           FOR IMMEDIATE RELEASE

             DATA BROADCASTING POSTS SHAREHOLDER VOTING INFORMATION
              FOR PROPOSED MERGER ON COMPANY WEB SITE, www.dbc.com

         Jackson, Wyoming - February 1, 2000 - Data Broadcasting Corporation (Nasdaq:DBCC) (DBC) today announced the posting on its Web site, www.dbc.com, of relevant shareholder information for its annual meeting, at which shareholders will be asked to vote on DBC's proposed merger with Financial Times Asset Management (FTAM)/Interactive Data Corporation, currently part of Pearson plc, the leading international media company. The combination will create one of the world's leading sources of securities pricing and specialist financial information to global institutional, professional and individual investors.

         Mark Imperiale, president and chief executive officer of Data Broadcasting, said: "We expect that the merger will nearly triple our annualized revenues to approximately $325 million and more than double cash flow per share. This strengthened financial position should accelerate our ability to develop new products, as well as enhance our position as an Internet incubator and our ability to make strategic acquisitions. Accordingly, our company's board of directors has concluded that this merger is in the best interests of our shareholders and has approved the merger agreement. We urge all shareholders to review the materials that have been mailed to them and to vote their approval of this important and exciting transaction."

         Stuart Clark, president of FTAM, who will become president of the combined FTAM/DBC enterprise upon completion of the transaction, said: "In the new economy in which we live, there is a revolution in how individuals and institutions manage their money. Around the world, demand from investors for specialist financial information, delivered via the Internet, is growing rapidly. Our new enterprise, will be in the very best position, both in America and internationally, to meet that demand."

         FTAM is a leading source of global securities pricing and related financial data supporting fund pricing, securities operations processing, research and portfolio management.

Data Broadcasting Corporation
2-2-2



         Data Broadcasting Corporation is the leading provider of real-time market data to the individual trader and investor.

         Georgeson Shareholder Communications is serving as proxy solicitor for the merger vote. Shareholders with questions can contact the firm toll-free by calling 1.800.223.2064.

         The information posted on the Web site includes, but is not limited to, voting information, a merger summary and the proxy statement.

         DBC mailed the proxy materials to shareholders on or about January 13, 2000. The annual meeting date has been set for Wednesday, February 23, 2000, and the record date for shareholders entitled to vote at the meeting is January 10, 2000.

         Stockholders should read Data Broadcasting's proxy statement, which is on file with the Securities and Exchange Commission. The proxy statement, including the merger agreement and the voting agreements, are available for free from Data Broadcasting's Web site, www.dbc.com, as well as from the SEC's Web site, www.sec.gov.

         Matters discussed in this release include forward-looking statements that involve a number of risks and uncertainties, and actual results may differ materially. Factors that could cause actual results to differ include the actions of competitors with greater financial resources or technological capacities, changes in technology that could affect the competitiveness of DBC's products and services, the failure of customers or suppliers to have successfully completed their year 2000 projects, developments in the securities markets that might lower demand for DBC's products, consolidation in the financial services industry that could erode the company's customer base, the inability to retain key employees after the merger, the inherent possibility of events causing unanticipated technology performance interruptions, and other risk factors listed in the company's 10-K and 10-Q reports, Notice of Annual Meeting and Proxy Statement, and other filings with the Securities and Exchange Commission.

                                      2